EXHIBIT INDEX


Exhibit No.
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23.1           Consent of Deloitte & Touche  LLP

                                                                   Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-42549 of Cendant Corporation on Form S-8 of our report dated June 28, 1999, appearing in this Annual Report on Form 11-K of Cendant Corporation Employee Savings Plan for the year ended December 31, 1998.





/s/ Deloitte & Touche LLP
Parsippany, NJ
June 28, 1999